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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
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                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

               Date of earliest event reported: February 21, 2002


                                 MEDIABIN, INC.
               (Exact Name of Registrant as Specified in Charter)

            Georgia                    0-24087                  58-1741516
       (State or Other         (Commission File Number)      (I.R.S. Employer
Jurisdiction of Incorporation)                            Identification Number)


                               3525 Piedmont Road
                        Seven Piedmont Center, Suite 600
                           Atlanta, Georgia 30305-1530
          (Address, Including Zip Code, of Principal Executive Offices)

                                 (404) 264-8000
              (Registrant's Telephone Number, Including Area Code)



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Item 4. Changes in Registrant's Certifying Accountant.

        Information Required by Item 304(a)(2) of Regulation S-K:

                  The Company' Board of Directors has engaged
                  PricewaterhouseCoopers LLP ("PwC") as of February 21, 2002 as the Company's independent public accountants for its fiscal year ending December 31, 2001. During the two most recent fiscal years and through the date of engagement, the Company has not consulted with PwC on items regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (3) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) with the Company's former auditor or reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                MEDIABIN, INC.

                                                By:  /s/ Haines Hargrett
                                                     ---------------------------
                                                         Haines H. Hargrett
                                                         Chief Financial Officer

Dated:  February 21, 2002

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